SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 23, 2003


                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                 95-2411605
   (State or Other Jurisdiction      (Commission             (IRS Employer
        of Incorporation)            File Number)          Identification No.)


  4000 East Union Pacific Avenue
  City of Commerce, California                                    90023
  (Address of Principal Executive Offices)                      (Zip Code)


  Registrant's telephone number, including area code: (323) 980-8145


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ITEM  9  Regulation  FD

     Attached as Exhibit 99.1 to this current Report on Form 8-K is a reconciliation of certain non-GAAP financial measures to the most directly comparable GAAP financial measures.

     The information included in the attached exhibit and contained in Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              99(cent)ONLY STORES

Date: June 23, 2003                           By: /S/ ANDREW FARINA


                                          ---------------------------------
                                            Andrew Farina
                                            Chief Financial Officer


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EXHIBIT  INDEX

Exhibit No.    Description

99.1 Reconciliation of the differences between certain non-GAAP financial measures and GAAP financial measures.


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